Supplement to the
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund and Fidelity® SAI Alternative Risk Premia Strategy Fund
September 29, 2025
Prospectus

Thomas McFarren no longer serves as Portfolio Manager of each fund.
The following information replaces similar information for Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Dimitri Curtil (Lead Portfolio Manager) has managed the fund since 2025.
Mayank Gupta (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces similar information for Fidelity® SAI Alternative Risk Premia Strategy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Dimitri Curtil (Lead Portfolio Manager) has managed the fund since 2025.
Mayank Gupta (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Dimitri Curtil is Lead Portfolio Manager of each fund, which he has managed since 2025. Since joining Fidelity Investments in 2025, Mr. Curtil has worked as head of multi-asset systematic research and portfolio manager. Prior to joining the firm, Mr. Curtil served as global head of multi-asset solutions and co-deputy CIO at Newton Investment Management from 2021 to 2025.
Mayank Gupta is Co-Portfolio Manager of each fund, which he has managed since 2025. Since joining Fidelity Investments in 2020, Mr. Gupta has worked as a quantitative analyst.
COA-PSTK-1225-101 1.9919171.101	December 1, 2025